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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of SkillSoft Public Limited Company (the "Company") for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Charles E. Moran, Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Charles E. Moran
                                           ------------------------------------
Dated: June 16, 2003                       Charles E. Moran
                                           Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required of this written statement required by Section 906, has been provided to SkillSoft Public Limited Company and will be retained by SkillSoft Public Limited Company and furnished to the Securities and Exchange Commission or its staff upon request.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of SkillSoft Public Limited Company (the "Company") for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Thomas J. McDonald, Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Thomas J. McDonald
                                           ------------------------------------
Dated: June 16, 2003                       Thomas J. McDonald
                                           Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required of this written statement required by Section 906, has been provided to SkillSoft Public Limited Company and will be retained by SkillSoft Public Limited Company and furnished to the Securities and Exchange Commission or its staff upon request.